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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                December 10, 1996

                        (Date of Earliest Event Reported)



                                SUMMA FOUR, INC.

             (Exact name of Registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


        0-22210                                            02-0329497

(Commission File Number)                       (IRS Employer Identification No.)


25 Sundial Avenue, Manchester, New Hampshire                         03103

 (Address of principal executive offices)                          (Zip Code)

                                 (603) 625-4050

              (Registrant's telephone number, including area code)

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Item 5. Other events.

     On December 10, 1996, Summa Four, Inc. (the "Company") announced that effective January 1997, Robert A. Degan, a member of the Company's Board of Directors since 1984, will become the President and Chief Executive Officer of the Company. Most recently, Mr. Degan was President and Chief Executive Officer of Tylink Corporation. Dr. Degan has also served as President and Chief Executive Officer of Amnet Inc., Data Switch Corporation, Applied Digital Data Systems and Periphonics Corporation. The Company also reported that Edward Callahan, its former President and Chief Operating Officer, had left the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SUMMA FOUR, INC.

                                                /s/ Thomas A. St. Germain
                                                --------------------------------
                                                Thomas A. St. Germain
                                                Senior Vice President, Treasurer
                                                  and Chief Financial Officer


Date: December 17, 1996